Exhibit 99.1

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (B) IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

UNREAL ESTATE INC.

CONVERTIBLE PROMISSORY NOTE

Principal Amount:	Date of Issuance:

$60,000.00 USD	November 19, 2024

For value received, Unreal Estate Inc. (f/k/a Abode Technologies, Inc.), a Delaware corporation (the “Company”), promises to pay to the order of reAlpha Tech Corp. (the “Holder”), the principal amount set forth above, together with interest accruing thereon at the rate set forth herein, and any and all other sums which may be owing to the Holder on or before the Maturity Date (as defined below). Capitalized terms not otherwise defined in this Note shall have the meanings set forth in Section 7(a).

1. Note Offering. This convertible promissory note (this “Note”) is one of a series of convertible promissory notes (collectively, the “Offering Notes”) issued by the Company to investors with identical terms and on the same form as set forth herein (except that the holder, principal amount and date of issuance may differ in each Offering Note).

2. Interest. Interest shall accrue on the outstanding principal amount of this Note at a simple rate equal to nine percent (9%) per annum. Interest shall accrue from the date hereof and shall continue to accrue on the outstanding principal amount until paid in full or converted. Interest shall be computed on the basis of a 365-day year and the actual number of days elapsed.

3. Maturity. Unless this Note is converted in full in accordance with the terms of Section 7, or extended by the written consent of the holders of a majority-in-interest of the aggregate principal amount of the Offering Notes (the “Requisite Holders”), the entire outstanding principal balance of this Note and all unpaid accrued interest thereon shall become fully due and payable on the four-year anniversary of the date of issuance of this Note (the “Maturity Date”).

4. Payments Generally. All payments of interest and principal, if any, on this Note shall be paid in lawful money of the United States of America at the principal office of the Holder, or at such other place as the Holder may from time to time designate in writing to the Company.

5. Application of Payments. All payments, if any, shall be applied first, to the repayment of accrued interest until all then outstanding accrued interest has been paid in full, and second, to the repayment of principal until all principal has been paid in full.

6. Prepayment. Subject to the approval of the Requisite Holders, the Company may prepay the principal balance of this Note, and any interest accrued thereon, in whole or in part at any time or from time to time upon not less than five (5) Business Days prior written notice to the Holder.

7. Conversion Rights. This Note will be convertible into shares of Capital Stock pursuant to the following terms:

(a) Definitions. For the purposes of this Note, the following definitions apply:

(i) “Business Day” means a day on which commercial banks (as such term is defined in Section 3(a)(2) of the Securities Act) are open for business in the city of Chicago, Illinois.

(ii) “Capital Stock” means the capital stock of the Company, including, without limitation, the Company’s Common Stock and Preferred Stock.

(iii) “Change of Control” means (i) a transaction or series of related transactions in which any “person” or “group” (within the meaning of Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than fifty percent (50%) of the outstanding voting securities of the Company having the right to vote for the election of members of the Company’s board of directors, (ii) any reorganization, merger or consolidation of the Company, other than a transaction or series of related transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, at least a majority of the total voting power represented by the outstanding voting securities of the Company or such other surviving or resulting entity or (iii) a sale, lease or other disposition of all or substantially all of the assets of the Company.

(iv) “Common Stock” means the Company’s common stock, par value $0.001 per share.

(v) “Company Capitalization” means the sum, as of immediately prior to the Equity Financing, of: (1) all shares of Capital Stock (on an as-converted basis) issued and outstanding, assuming exercise or conversion of all outstanding vested and unvested options, warrants and other convertible securities, but excluding Converting Securities; and (2) all shares of Common Stock reserved and available for future grant under any equity incentive or similar plan of the Company, and/or any equity incentive or similar plan to be created or increased in connection with the Equity Financing.

(vi) “Conversion Price” means either: (1) the Valuation Cap Price or (2) the Discount Price, whichever calculation results in a greater number of shares of Shadow Preferred Stock.

(vii) “Convertible Amount” means the aggregate amount of the outstanding principal balance of this Note and all accrued and unpaid interest thereon, calculated as of the date of conversion.

(viii) “Converting Securities” includes this Note, the other Offering Notes and other convertible securities issued by the Company, including but not limited to: (i) other convertible promissory notes and convertible debt instruments; (ii) Simple Agreements for Future Equity (SAFEs); and (iii) convertible securities that have the right to convert into shares of Capital Stock.

(ix) “Direct Listing” means the Company’s initial listing of its Common Stock (other than shares of Common Stock not eligible for resale under Rule 144 under the Securities Act) on a national securities exchange by means of an effective registration statement on Form S-1 filed by the Company with the SEC that registers shares of existing capital stock of the Company for resale, as approved by the Company’s board of directors. For the avoidance of doubt, a Direct Listing shall not be deemed to be an underwritten offering and shall not involve any underwriting services.

(x) “Discount Price” means the price per share of the Standard Preferred Stock sold in the Equity Financing multiplied by the Discount Rate.

(xi) “Discount Rate” means eighty percent (80%).

(xii) “Equity Financing” means a bona fide transaction or series of transactions with the principal purpose of raising capital, pursuant to which the Company issues and sells Preferred Stock at a fixed valuation, including but not limited to, a pre-money or post-money valuation.

(xiii) “Initial Public Offering” means the closing of the Company’s first firm commitment underwritten initial public offering of Common Stock pursuant to a registration statement filed under the Securities Act.

(xiv) “Liquidity Event” means a Change of Control, a Direct Listing or an Initial Public Offering.

(xv) “Liquidity Price” means the price per share equal to the fair market value of the Common Stock at the time of the Liquidity Event, as determined by reference to the purchase price payable in connection with such Liquidity Event, multiplied by the Discount Rate.

(xvi) “Preferred Stock” means all series of the Company's preferred stock, whether now existing or hereafter created.

(xvii) “Shadow Preferred Stock” means the shares of the series of Preferred Stock issued to the Holder in an Equity Financing, having the identical rights, privileges, preferences and restrictions as the shares of Standard Preferred Stock, other than with respect to: (i) the per share liquidation preference and the initial conversion price for purposes of price-based anti-dilution protection, which will equal the Conversion Price; and (ii) the basis for any dividend rights, which will be based on the Conversion Price.

(xviii) “Standard Preferred Stock” means the shares of a series of Preferred Stock issued to the investors investing new money in the Company in connection with the initial closing of the Equity Financing.

(xix) “Valuation Cap” means Twenty-Five Million Dollars ($25,000,000).

(xx) “Valuation Cap Price” means the price per share equal to the Valuation Cap divided by the Company Capitalization.

(b) Equity Financing. On the initial closing of an Equity Financing, this Note shall automatically convert into the number of shares of Shadow Preferred Stock (rounded down to the nearest whole number) equal to the Convertible Amount divided by the Conversion Price. Notwithstanding the foregoing, the Company may, at its option, pay any unpaid accrued interest on this Note in cash at the time of conversion. In connection with the automatic conversion of this Note into shares of Shadow Preferred Stock, the Holder will execute and deliver to the Company all of the transaction documents related to the Equity Financing; provided, that such documents (i) are the same documents to be entered into with the purchasers of Standard Preferred Stock, with appropriate variations for the Shadow Preferred Stock if applicable, and (ii) have customary exceptions to any drag-along applicable to the Holder, including (without limitation) limited representations, warranties, liability and indemnification obligations for the Holder.

(c) Liquidity Event. If there is a Liquidity Event prior to the conversion of this Note pursuant to Section 7(b) or Section 7(d) or the repayment of this Note in full, the Holder shall automatically be entitled to receive an amount equal to the greater of (i) the outstanding principal balance of this Note plus all accrued and unpaid interest thereon; or (ii) the amount payable on the number of shares of Common Stock (rounded down to the nearest whole share) equal to the Convertible Amount divided by the Liquidity Price, such amount, in each case, due and payable to the Holder immediately prior to, or concurrent with, the consummation of the Liquidity Event. If any of the Company’s securityholders are given a choice as to the form and amount of proceeds to be received in a Liquidity Event, the Holder will be given the same choice; provided that the Holder may not choose to receive a form of consideration that the Holder would be ineligible to receive as a result of the Holder’s failure to satisfy any requirement or limitation generally applicable to the Company’s securityholders, or under any applicable laws.

(d) Maturity Conversion. At any time after the Maturity Date, at the election of the Holder, this Note will convert into that number of shares of Common Stock (rounded down to the nearest whole share) equal to the Convertible Amount divided by the Valuation Cap Price. Notwithstanding the foregoing, the Company may, at its option, pay any unpaid accrued interest on this Note in cash at the time of conversion.

(e) Mechanics and Effects of Conversion. Upon the conversion of this Note pursuant to Section 7(b), Section 7(c), or Section 7(c) the Holder shall surrender to the Company this original Note, duly endorsed, at the principal office of the Company, for cancellation or, in the event the original of this Note cannot be located, an affidavit of lost convertible note. The Company shall, not later than five (5) Business Days thereafter, issue and deliver to the Holder at the address specified by the Holder, copies of the Company’s Amended and Restated Investors Rights Agreement, dated as of March 4, 2022 (as may be amended from time to time) or any other similar agreement among the stockholders of the Company (the “Stockholders Agreements”), duly amended to reflect the admission of the Holder as a stockholder of the Company and the Holder’s ownership percentage of the Company as of the date of conversion. Prior to issuance of Shadow Preferred Stock or Common Stock, as applicable, the Holder shall have signed and delivered to the Company a counterpart signature page to any Stockholders Agreements to which it is to be a party upon issuance of such Shadow Preferred Stock or Common Stock; and upon receipt of the countersigned Stockholders Agreements, the Company shall issue one or more certificates to the Holder evidencing the number of shares of Shadow Preferred Stock or Common Stock, as applicable, issuable to the Holder. Satisfaction of the obligations of the Holder under this Section 7(e) shall be a condition precedent to the obligations of the Company hereunder to issue the Shadow Preferred Stock or Common Stock, as applicable, upon conversion, and the Company shall not be required to issue the Shadow Preferred Stock or Common Stock in the event of the Holder’s failure to comply with this Section 7(e) within ten (10) Business Days of written notice from the Company; provided, however, that such failure shall not impair, extinguish or relieve the Company its obligations to pay all unpaid principal, accrued and unpaid interest thereon and all expenses and fees to which the Holder would be entitled hereunder had a conversion election not been made.

(f) Cancellation of Note. Upon conversion of this Note in accordance with this Section 7, this Note shall thereupon be cancelled and deemed paid in full and the Company’s obligations hereunder terminated, whether or not this Note has been surrendered for cancellation.

8. Company Representations.

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has the power and authority to own, lease and operate its properties and carry on its business as now conducted.

(b) The execution, delivery and performance by the Company of this Note is within the power of the Company and has been duly authorized by all necessary actions on the part of the Company (subject to Section 8(d)). This Note constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity. To its knowledge, the Company is not in violation of (i) its current certificate of incorporation or bylaws, (ii) any material statute, rule or regulation applicable to the Company or (iii) any material debt or contract to which the Company is a party or by which it is bound, where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a material adverse effect on the Company.

(c) The performance and consummation of the transactions contemplated by this Note do not and will not: (i) violate any material judgment, statute, rule or regulation applicable to the Company; (ii) result in the acceleration of any material debt or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any lien on any property, asset or revenue of the Company or the suspension, forfeiture, or nonrenewal of any material permit, license or authorization applicable to the Company, its business or operations.

(d) No consents or approvals are required in connection with the performance of this Note, other than: (i) the Company’s corporate approvals; (ii) any qualifications or filings under applicable securities laws; and (iii) necessary corporate approvals for the authorization of Capital Stock issuable pursuant to Section 7.

(e) To its knowledge, the Company owns or possesses (or can obtain on commercially reasonable terms) sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as currently proposed to be conducted, without any conflict with, or infringement of the rights of, others.

9. Holder’s Representations.

(a) The Holder has full legal capacity, power and authority to execute and deliver this Note and to perform its obligations hereunder. This Note constitutes valid and binding obligation of the Holder, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(b) The Holder is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act and acknowledges and agrees that if not an accredited investor at the time of an Equity Financing, the Company may void this Note and return all principal and unpaid accrued interest. The Holder has been advised that this Note and the underlying securities have not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Holder is purchasing this Note and the securities to be acquired by the Holder hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and the Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. The Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing the Holder’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time.

(c) The Holder acknowledges that it has received all the information it considers necessary or appropriate to enable it to make an informed decision concerning an investment in this Note and the underlying securities, and that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Note and the underlying securities. The Holder confirms that the Company has not given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in this Note and the underlying securities. In deciding to purchase this Note and the underlying securities, the Holder is not relying on the advice or recommendations of the Company and has made its own independent decisions that the investment in this Note and the underlying securities is suitable and appropriate for the Holder. The Holder understands that no federal or state agency has passed upon the merits or risks of an investment in this Note and the underlying securities or made any finding or determination concerning the fairness or advisability of this investment.

(d) If the Holder is an individual, then the Holder resides in the state or province identified in the address shown on the Holder’s signature page hereto. If the Holder is a partnership, corporation, limited liability company or other entity, then the Holder’s principal place of business is located in the state or province identified in the address shown on the Holder’s signature page hereto.

(e) If the Holder is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Holder hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for this Note and the underlying securities, including (i) the legal requirements within its jurisdiction for the purchase of this Note and the underlying securities; (ii) any foreign exchange restrictions applicable to such purchase; (iii) any governmental or other consents that may need to be obtained; and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, conversion, redemption, sale, or transfer of this Note and the underlying securities. The Holder’s subscription and payment for and continued beneficial ownership of this Note and the underlying securities will not violate any applicable securities or other laws of the Holder’s jurisdiction. The Holder acknowledges that the Company has taken no action in foreign jurisdictions with respect to this Note and the underlying securities.

10. Event of Default. If there shall be any Event of Default hereunder (as defined below), at the option and upon the declaration of the Holder and upon written notice to the Company (which election and notice shall not be required in the case of an Event of Default under any of Sections 10(b) or 10(c)), this Note shall accelerate, all principal and unpaid accrued interest shall become immediately due and payable, and the Holder shall have all rights and remedies granted under this Note and applicable law. The occurrence of any one or more of the following shall constitute an “Event of Default”:

(a) The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any action in furtherance of any of the foregoing;

(b) An involuntary petition or proceeding is filed against the Company (unless such petition is dismissed or discharged within sixty (60) days) under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any assets of the Company;

(c) The Company materially breaches this Note and such breach is not cured by the Company within thirty (30) days after the Company receives written notice of such breach from the Holder; or

(d) The Company adopts a resolution and institutes proceedings for the liquidation, dissolution or winding up of the Company.

11. Amendments and Waivers. The Company’s agreements with each of the holders of the Offering Notes are separate agreements, and the sales of the Offering Notes to each of the holders thereof are separate sales. Notwithstanding the foregoing, any terms of this Note and any other Offering Notes may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the Requisite Holders. Any waiver or amendment effected in accordance with this Section 11 will be binding upon each holder of an Offering Note and each future holder of all such Offering Notes. The Holder acknowledges and agrees that by the operation of this Section 11, the Requisite Holders will have the right and power to diminish or eliminate all rights of the Holder under this Note.

12. Governing Law. This Note and all matters arising out of or relating to this Note, whether sounding in contract, tort or statute, shall be governed by the laws of the State of Delaware without reference to the conflict of laws principles thereof, even though for the convenience and at the request of the Company, this Note may be executed and delivered elsewhere.

13. Waiver of Jury Trial. THE COMPANY AND THE HOLDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE COMPANY AND THE HOLDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS NOTE OR THE SUBJECT MATTER HEREOF. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE COMPANY AND THE HOLDER, AND THE COMPANY AND THE HOLDER EACH HEREBY ACKNOWLEDGES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.

14. Security and Priority. The OFFERING NoteS will be general unsecured obligationS of the Company, subordinate in right to all current and future indebtedness of the Company representing borrowed money from banks, commercial finance lenders or other institutions regularly engaged in the business of lending money (whether or not such indebtedness is secured).

15. Pari Passu Notes. The Holder acknowledges and agrees that the payment of all or any portion of the outstanding principal amount of this Note and all interest hereon shall be pari passu in right of payment and in all other respects to the other Offering Notes. In the event the Holder receives payments in excess of its pro rata share of the Company’s payments to the holders of all of the Offering Notes, then the Holder shall hold in trust all such excess payments for the benefit of the holders of the other Offering Notes and shall pay such amounts held in trust to such other holders upon demand by such holders.

16. Notices. All notices, requests or other communications required or permitted to be delivered hereunder will be deemed sufficient when delivered personally or by overnight courier or sent by email to the relevant email address listed on the signature page, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address listed on the signature page, as subsequently modified by written notice.

17. Attorneys’ Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Note, the prevailing party will be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

18. Miscellaneous. This Note constitutes the full and entire understanding and agreement between the parties with respect to the subject hereof. The interest rate or rates required by this Note shall not exceed the maximum rate permissible under applicable laws. If one or more provisions of this Note are held to be unenforceable under applicable law, such provisions will be excluded from this Note and the balance of this Note will be interpreted as if such provisions were so excluded and this Note will be enforceable in accordance with its terms. This Note shall bind the Company and its successors and assigns. The rights under and benefits of this Note shall inure to the Holder and its heirs, personal representatives, successors, and assigns. For the purposes of this Note, except as otherwise expressly provided or unless the context otherwise requires, (i) the terms defined in this Note include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other genders; (ii) references in this Note to “Sections,” “subsections,” “paragraphs,” “clauses” and other subdivisions without reference to a document are to designated Sections, subsections, paragraphs, clauses and other subdivisions of this Note; (iii) the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Note as a whole and not to any particular provision; (iv) the word “including” means “including, but not limited to,”; (v) the word “or” shall be disjunctive but not exclusive; (vi) the term “shares” refers to shares, interests or other measurements representing equity ownership in the Company; (vii) references herein to any law shall be deemed to refer to such law as amended, modified, codified, reenacted, supplemented or superseded in whole or in part and in effect from time to time, and also to all rules and regulations promulgated thereunder; (viii) the headings and captions contained in this Note are for convenience only and shall not affect the construction or interpretation hereof; and (ix) if the last day for the giving of any notice or the performance of any act required or permitted under this Note is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day.

19. No Broker’s Fees. The Company and Holder each represent that it neither is nor will be obligated to pay any finder’s fee, broker’s fee or commission in connection with this Note. The Holder agrees to indemnify and to hold the Company harmless from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this Note (and the costs and expenses of defending against such liability or asserted liability) for which the Holder or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and to hold the Holder harmless from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this Note (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

20. Costs and Expenses. Each party will pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Note.

21. Transfer. Notwithstanding anything herein to the contrary, the Holder shall not sell, assign, transfer, convey, or pledge (each, a “Transfer”) its interest in this Note without the prior written consent of the Company, exercisable in its sole and absolute discretion, and surrender of this Note to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company; provided, however, that this Note may be assigned without the Company’s consent by the Holder (i) to the Holder’s estate, heirs, executors, administrators, guardians and/or successors in the event of Holder’s death or disability, or (ii) to any other entity that directly or indirectly, controls, is controlled by or is under common control with the Holder. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee. Interest and principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of the Company’s obligation to pay such interest and principal.

22. No Rights as a Stockholder. This Note, as such, shall not entitle the Holder to any rights as a stockholder of the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights and privileges of the Holder, shall cause the Holder to be deemed to be a stockholder of the Company, or to have any rights of a stockholder of the Company for any purpose under law or equity.

23. Counterpart; Facsimile Signatures. This Note may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Note may be executed and delivered by facsimile, or by e-mail in portable document format (.pdf) and delivery of the signature page by such method will be deemed to have the same effect as if the original signature had been delivered to the other party.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has duly executed and delivered this Note as of the date first written above.

COMPANY:

UNREAL ESTATE INC.

By:	/s/ Kyle Stoner
Name:	Kyle Stoner
Title:	Chief Executive Officer

Address:

Email:

IN WITNESS WHEREOF, the undersigned have caused this Note to be duly executed and delivered.

INVESTOR:

REALPHA TECH CORP.

By:	/s/ Giri Devanur
Name:	Giri Devanur
Title:	Chief Executive Officer

Address:

Phone:

Email:

State of Formation: DE

[Signature Page to Convertible Promissory Note]